UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 16, 2004

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	0-12126	23-144083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

20 South Main Street, Chambersburg, PA		17201
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code       (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐            Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03 Amendments to Articles of Incorporation or Bylaws

On December 16, 2004 the Board of Directors of Franklin Financial Services Corporation approved a resolution that amends Sections 2.5 and 2.7(b) of the bylaws of the Corporation. This amendment authorizes the electronic delivery of shareholder meeting notices and electronic voting by shareholders.  A copy of the amended bylaws is attached as Exhibit 99 of this report.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Number	Description	Page Number

99	Franklin Financial Services Corporation Bylaws Amended December 16, 2004	3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

	By:	/s/ William E. Snell Jr.
William E. Snell, Jr., President and Chief Executive Officer

Dated: December 16, 2004